United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

May 25, 2021

Date of Report (Date of earliest event reported)

Supernova Partners Acquisition Company II, Ltd.

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-40140	98-1574543
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4301 50th Street NW Suite 300, PMB 1044 Washington, D.C.		20016
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (202) 918-7050

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-fourth of one redeemable warrant	SNII.U	The New York Stock Exchange
Class A Ordinary Shares, par value $0.0001 per share	SNII	The New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50 per share	SNII WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 25, 2021, Supernova Partners Acquisition Company II, Ltd. (the “Company”) received a notice (“Notice”) from the New York Stock Exchange (the “NYSE”) indicating that it is not in compliance with NYSE continued listing requirements under the timely filing criteria established in Section 802.01E of the NYSE Listed Company Manual as a result of its failure to timely file the Form 10-Q for the fiscal quarter ended March 31, 2021 (the “Form 10-Q”). The Rule requires listed companies to timely file all required periodic financial reports with the Securities and Exchange Commission (“SEC”). The Notice has no immediate effect on the listing or trading of the Company’s securities on the NYSE.

On April 12, 2021, the Acting Director of the Division of Corporation Finance and Acting Chief Accountant of the SEC together issued a statement regarding the accounting and reporting considerations for warrants issued by special purpose acquisition companies entitled “Staff Statement on Accounting and Reporting Considerations for Warrants Issued by Special Purpose Acquisition Companies” (the “SEC Statement”). As result of the SEC Statement, the Company’s management reevaluated the accounting treatment of (i) the redeemable warrants that were included in the units issued by the Company in its initial public offering and (ii) the redeemable warrants that were issued in a private placement (collectively, the “Warrants”). As reported by the Company in its Form 12b-25 filed with the SEC on May 14, 2021, given the scope of the process for evaluating the impact of the SEC Statement on the Company’s financial statements, the Company was unable to file the Form 10-Q within the prescribed time period without unreasonable effort or expense. Since receiving the non-compliance notice, the Company continues to work with its independent accounting firm in order to file the Form 10-Q as expeditiously as practicable. The Company is in compliance with all other NYSE continued listing requirements.

On June 2, 2021, the Company issued a press release announcing its receipt of the Notice. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description of Exhibits

99.1	Press Release, dated June 2, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 2, 2021

SUPERNOVA PARTNERS ACQUISITION COMPANY II, LTD.

By:	/s/ Michael S. Clifton
Name:	Michael S. Clifton
Title:	Chief Financial Officer